SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2003

Commission File Number 000-23221

CENTIV, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	58-2033795
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

998 Forest Edge Drive, Vernon Hills, Illinois 60061

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 876-8300

(Former name or former address, if changed since last report.)

Item 9.  Other Items

This information is being provided under Item 12.

On May 6, 2003, the registrant held a conference call to announce its earnings for the fiscal quarter ended March 31, 2003. Further details are included in the transcript of that conference call made available by the registrant, and filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Transcript of Conference Call held on May 6, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTIV, INC.

Date: May 12, 2003	By:	/s/ Thomas M. Mason
Thomas M. Mason
Chief Financial Officer